Pacer BlueStar Digital Entertainment ETF
Schedule of Investments
as of January 31, 2024 (Unaudited)

COMMON STOCKS - 96.3%	Shares	Value
Communication Services - 31.0%
Better Collective AS(a)	438	$12,336
Capcom Co. Ltd.	342	13,207
Catena Media PLC(a)	2,265	2,190
CD Projekt SA	387	10,177
Electronic Arts, Inc.	120	16,509
Embracer Group AB - Class A(a)	4,206	8,162
Kingsoft Corp. Ltd.	3,363	8,148
Konami Group Corp.	214	13,360
NetEase, Inc. - ADR	181	17,672
Nexon Co. Ltd.	520	8,413
Nintendo Co. Ltd.	400	22,740
ROBLOX Corp. - Class A(a)	349	13,545
Sea Ltd. - ADR(a)	341	13,006
Skillz, Inc.(a)	967	5,202
Square Enix Holdings Co. Ltd.	299	11,829
Take-Two Interactive Software, Inc.(a)	92	15,174
Tencent Holdings Ltd.	1,526	52,825
Ubisoft Entertainment SA(a)	396	8,822
		253,317

Consumer Discretionary - 54.4%
888 Holdings PLC(a)	6,715	6,636
Aristocrat Leisure Ltd.	505	14,855
Bally's Corp.(a)	638	7,184
Bandai Namco Holdings, Inc.	637	14,010
Betsson AB - Class A	1,146	12,578
DraftKings, Inc.(a)	1,696	66,229
Entain PLC	2,973	36,656
Everi Holdings, Inc.(a)	951	9,900
Evolution AB(b)(e)	565	66,877
Flutter Entertainment PLC(a)(c)	371	73,326
GameStop Corp.(a)	734	10,445
Jumbo Interactive Ltd.	922	9,575
Kambi Group PLC(a)	490	6,616
Kindred Group PLC	1,517	18,037
La Francaise des Jeux SAEM(b)(e)	800	32,709
NEOGAMES SA(a)	272	7,611
Playtech PLC(a)	2,734	15,472
PointsBet Holdings Ltd.	10,638	6,610
Rank Group PLC(a)	2,482	2,225
Rush Street Interactive, Inc.(a)	1,673	8,716
Sportradar Group AG(a)	994	10,258
Super Group SGHC Ltd.(a)	2,699	8,448
		444,973

Information Technology - 10.9%
Advanced Micro Devices, Inc.(a)	196	32,866
AppLovin Corp. - Class A(a)	312	12,833
NVIDIA Corp.	50	30,764
Unity Software, Inc.(a)	385	12,474
		88,937
TOTAL COMMON STOCKS (Cost $760,491)		787,227

EXCHANGE TRADED FUNDS - 3.8%
iShares MSCI South Korea ETF	317	18,852
iShares MSCI Taiwan ETF	272	12,145
TOTAL EXCHANGE TRADED FUNDS (Cost $31,564)		30,997

WARRANTS - 0.0%(d)
Consumer Discretionary - 0.0%(d)
PointsBet Holdings Ltd.(a)(c)	252	0
TOTAL WARRANTS (Cost $0)		0

TOTAL INVESTMENTS - 100.0% (Cost $792,055)		$818,224
Other Assets in Excess of Liabilities - 0.0%(d)		89
TOTAL NET ASSETS - 100.0%
		$818,313

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
CD - Certificate of Deposit
PLC - Public Limited Company
SA - Sociedad Anónima
EUR - Euro
SEK - Swedish Krona

(a)	Non-income producing security.
(b)	Security considered restricted. The total market value of these securities was $99,586 which represented 12.2% of net assets as of January 31, 2024.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $73,326 or 9.0% of net assets as of January 31, 2024.

(d)	Represents less than 0.05% of net assets.
(e)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2024, the value of these securities total $99,586 or 12.2% of the Fund’s net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2024 (Unaudited)

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value. Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks
Communication Services	$ 253,317	$ -	$ -	$ -	$ 253,317
Consumer Discretionary	371,647	-	73,326	-	444,973
Information Technology	88,937	-	-	-	88,937
Common Stocks - Total	713,901	-	73,326	-	787,227
Exchange Traded Funds	30,997	-	-	-	30,997
Warrants	-	-	0	-	0
Total Investments in Securities	$ 744,898	$ -	$ 73,326	$ -	$ 818,224

^ See the Schedules of Investments for sector breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

ODDS(a)	Balance as of 10/31/2023	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Corporate Action	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 1/31/2024
Common Stocks	$ 58,489	$ (76)	$ 15,421	$ -	$(508)	$ -	$ -	$ -	$73,326
Warrants	0	-	-	-	-	-	-	-	0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

ODDS	Fair Value as of 1/31/2024	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$73,326	US Line	Delisting	181.95 EUR
Warrants	$0	Corporate Action	None	$0.00 AUD

(a)Table presents information for two securities, Flutter Entertainment PLC which has been valued between 138.8 - 182.75 EUR, PointsBet Holdings Ltd., which has been valued at $0.00 AUD throughout the period.